THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account W
Wells Fargo New DirectionsSM Product Suite

Supplement dated July 16, 2010 to the Prospectus

This Supplement provides information regarding your Wells Fargo New DirectionsSM individual annuity contract. It is for informational purposes and requires no action on your part.

We have been informed by Wells Fargo Advantage Funds® and Evergreen Funds of their intent to combine the two fund families. The resulting fund mergers will change the investment options available under your variable annuity contract. The following changes will be effective on July 16, 2010.

•      The Evergreen VA Growth Fund will merge into Wells Fargo Advantage VT Small Cap Growth Fund. In the merger, the Evergreen VA Growth Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Small Cap Growth Fund in exchange for shares of the same class of the Wells Fargo Advantage VT Small Cap Growth Fund. Going forward, the Wells Fargo Advantage VT Small Cap Growth Fund will replace the Evergreen VA Growth Fund as an investment option in your contract.

•      The Wells Fargo Advantage VT Large Company Core Fund will merge into Wells Fargo Advantage VT Core Equity Fund. In the merger, the Wells Fargo Advantage VT Large Company Core Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Core Equity Fund in exchange for shares of the same class of the Wells Fargo Advantage VT Core Equity Fund. Going forward, the Wells Fargo Advantage VT Core Equity Fund will replace the Wells Fargo Advantage VT Large Company Core Fund as an investment option in your contract.

•      The Wells Fargo Advantage VT Large Company Growth Fund will merge with the Wells Fargo Advantage VT Omega Growth Fund (Class 2). In the merger, the Wells Fargo Advantage VT Large Company Growth Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Omega Growth Fund in exchange for Class 2 shares of the Wells Fargo Advantage VT Omega Growth Fund. Going forward, the Wells Fargo Advantage VT Omega Growth Fund will replace the Wells Fargo Advantage VT Large Company Growth Fund as an investment option in your contract.

•      The Evergreen VA Omega Fund will merge with the Wells Fargo Advantage VT Omega Growth Fund (Class 1). In the merger, the Evergreen VA Omega Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Omega Growth Fund in exchange for Class 1 shares of the Wells Fargo Advantage VT Omega Growth Fund. Going forward, the Wells Fargo Advantage VT Omega Growth Fund will replace the Evergreen VA Omega Fund as an investment option in your contract.

•      The Wells Fargo Advantage VT C&B Large Cap Value Fund will merge with the Wells Fargo Advantage VT Equity Income Fund and will be re-named Wells Fargo Advantage VT Intrinsic Value Fund. In the merger, the Wells Fargo Advantage VT C&B Large Cap Value Fund will transfer all of its assets and liabilities to the Wells Fargo Advantage VT Equity Income Fund in exchange for shares of the same class of the Wells Fargo Advantage VT Equity Income Fund, and the combined assets will be transferred to the Wells Fargo Advantage VT Intrinsic Value Fund. Going forward, the Wells Fargo Advantage VT Intrinsic Value Fund will replace both the Wells Fargo Advantage VT C&B Large Cap Value Fund and the Wells Fargo Advantage VT Equity Income Fund as investment options in your contract.

According to the provisions outlined in your prospectus, you may transfer all or a portion of your investment from one subaccount to another. A transfer request may be made by contacting our home office. Please refer to the funds’ prospectuses enclosed with this mailing for detailed information about the funds, including fund fees and investment strategies and objectives.

Please retain this supplement for future reference.